UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021 (February 16, 2021)

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2400 District Avenue, Suite 310 Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 517-0730

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On February 16, 2021, upon the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of scPharmaceuticals Inc. (the “Company”) appointed William T. Abraham, MD to join the Board, effective as of February 16, 2021. Dr. Abraham will serve as a Class II director until his term expires at the 2022 annual meeting of stockholders at which time he will stand for election by the Company’s stockholders. The Board determined that Dr. Abraham is independent under the listing standards of Nasdaq. Dr. Abraham was also appointed to serve on the Nominating and Corporate Governance Committee of the Board. Effective as of February 16, 2021, the Nominating and Corporate Governance Committee of the Board is composed of Dr. Abraham, Klaus Veitinger, M.D., Ph.D. and Mette Kirstine Agger. The composition of the Compensation Committee and the Audit Committee remains unchanged.

As a non-employee director, Dr. Abraham will receive cash compensation and an equity award for his Board service in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Policy. Dr. Abraham is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Abraham and any other persons pursuant to which he was selected as a director. In addition, Dr. Abraham will enter into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On February 17, 2021, the Company issued a press release announcing Dr. Abraham’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press Release Issued by the Company on February 17, 2021, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2021	SCPHARMACEUTICALS INC.

	By:	/s/ John H. Tucker
		Name:	John H. Tucker
		Title:	President, Chief Executive Officer, Principal Financial Officer and Principal Executive Officer